UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

KUN PENG INTERNATIONAL LTD.

Formerly known as CX Network Group Inc.

Nevada	333-169805	EIN 32-0538640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1F, Building 3, No. 1001 Huihe South Street, Banbidian Village Gaobeidian Town, Chaoyang District Beijing, PRC	100025
(Address of Principal Executive Offices)	(Zip Code)

+86 -1087227012

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable

EXPLANATORY NOTE

Kun Peng International Ltd. (the “Company”) is furnishing this current report on Form 8-K/A (this “Amendment No. 2”) to the Form 8-K filed on July 23, 2021, and Amendment No. 1 that was filed on November 3, 2021, to advise that the Company received notification by e-mail from OTC Corporate Actions-FINRA that the Name Change and change in the Company’s trading symbol to “KPEA” would take effect at the open of business on November 8, 2022, as described below.

TABLE OF CONTENTS

Item No.	Description of Item	Page No.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.	1
Item 9.01	Financial Statements and Exhibits	1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2021, the Company filed a current report on Form 8-K reflecting that effective as of July 20, 2021, a Certificate of Amendment was approved by unanimous written consent of the board of directors of the Company and by written consent of 55.5% of the stockholders of the Company changing the name of the Company from CX Network Group, Inc. to Kun Peng International Ltd. (the “Name Change”). On November 3, 2022, the Company filed a current report on Form 8-K/A to the Form 8-K filed on July 23, 2021 in order to file Exhibit 3.1 (the Certificate of Amendment to the Articles of Incorporation as filed with the Nevada Secretary of State effecting the Name Change.

The Company filed an Electronic Notification of Corporate Action with the Financial Industry Regulatory Authority (“FINRA”). On November 6, 2022, the Company received notification by e-mail from FINRA that the Name Change and a change in the Company’s trading symbol to “KPEA” would be announced on the daily list on November 7, 2022, and would take effect at the open of business on November 8, 2022. The Company’s Common Stock is now trading under the symbol KPEA.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Amendment to the Articles of Incorporation of CX Network Group, Inc. *

99.1	Joint Written Consent of the Board of Directors and Majority Consenting Stockholders of CX Network Group, Inc. to 1. approve changing CX Network Group, Inc.’s name to Kun Peng International Ltd., 2. increase its authorized shares of $0.0001 Par Value Common Stock to 200,000,000, 3. provide that the existing 10,000,000 shares of $0.0001 par value Preferred Stock may be issued in series and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as the Board of Directors shall determine in its sole discretion shall remain authorized, and 4. Provide that upon the filing of the Articles of Amendment to the Articles of Incorporation, the Corporation shall have 210,000,000 authorized shares of Capital Stock with 200,000,000 designated as $0.0001 par value Common Stock, and 10,000,000 designated as $0.0001 par value Preferred Stock. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously Filed

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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

KUN PENG INTERNATIONAL LTD.

	By:	/s/ ZHUAN Richun
Zhuang Richun, Chief Executive Officer
Date: November 15, 2022

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